Exhibit 10(jj)

                           WARRANT PURCHASE AGREEMENT

         THIS WARRANT PURCHASE AGREEMENT (this "Agreement") is made effective as of September 27, 1997 by and between Sandbox Entertainment Corporation, a Delaware corporation ("Sandbox"), and Third Coast Venture Lease Partners I, L.P., 900 N. Franklin Street, Suite 700, Chicago, Illinois 60610 ("Purchaser").

         PREMISES: In connection with the increase in Sandbox's equipment line of credit with Purchaser from $500,000 to $650,000 pursuant to that certain Addendum No. 2 to Master Lease Agreement No. 101-19001-001 (the "Addendum") between Purchaser and Sandbox, Sandbox has agreed to issue a warrant to purchase 25,000 shares of the Common Stock, $.001 par value, of Sandbox (the "First Warrant Shares"), a form of which is attached to this Agreement as Exhibit I (the "First Warrant") against payment of One Hundred Sixty Seven Dollars ($167), and a warrant to purchase 12,500 shares of the Common Stock, $.001 par value, of Sandbox (the "Second Warrant Shares" and together with the First Warrant Shares, the "Warrant Shares") against payment of Eighty Three Dollars ($83), a form of which is attached to this Agreement as Exhibit II (the "Second Warrant" and together with the First Warrant, the "Warrants").

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, Sandbox and Purchaser agree as follows:

         1. Issuance, Sale and Delivery of the Note and the Warrant. At the Closing (defined in Section 2) Sandbox agrees to issue and deliver to Purchaser and Purchaser agrees to receive from Sandbox the Warrants in consideration of Purchaser increasing the line of credit pursuant to the Addendum.

         2. Closing. The issuance and delivery of the Note and the Warrant shall take place at the offices of Sandbox on September 29, 1997 at 10 a.m. local time, or at such other location, date and time as may be agreed upon between Purchaser and Sandbox (such transaction being the "Closing" and such date and time being the "Closing Date"). At the Closing Sandbox shall issue and deliver to Purchaser the Warrants registered in the name of Purchaser. In exchange for such delivery, Purchaser shall execute and deliver the Addendum.

         3. Representations and Warranties of Sandbox . Sandbox represents and warrants to Purchaser as follows:

                  (a) Organization and Standing; Charter and Bylaws. Sandbox has requisite corporate power and authority to own its property and to carry on its business as presently conducted or as proposed to be conducted. Sandbox has all requisite legal and corporate power to sell and issue the Warrants and the Warrant Shares to Purchaser and in all other respects to carry out and perform its obligations under this Agreement.

                  (b) Capitalization. The authorized capital stock of Sandbox as of August 1, 1997 is set forth on Exhibit III attached hereto. All issued and outstanding shares of Sandbox listed therein have been duly authorized and validly issued and are fully paid and nonassessable.

                  (c) Authorization. All corporate action on the part of Sandbox necessary for the authorization, execution, and delivery of this Agreement, and performance of all of Sandbox's obligations hereunder, including issuance and delivery of the Warrants and the Warrant Shares, shall have been taken prior to the Closing.

                  (d) Corporate Law Status. When the Warrants and the Warrant Shares have been issued, delivered and paid for in accordance with this Agreement the Warrants, they will be validly issued, fully paid and non-assessable and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through any act or omission on the part of Sandbox. With the exception of the rights of first offer held by the holders of the Series A Preferred Stock of Sandbox pursuant to Section 2.1 of that certain Investor Rights Agreement (the "Investor Rights Agreement") dated as of February 13, 1996 among Sandbox and certain Investors (as defined therein), for which appropriate consents and waivers have been obtained, the issuance, sale or delivery of the Warrants and the Warrant Shares are not subject to any preemptive right of stockholders of Sandbox or to any right of first refusal or other right in favor of any person that has not been waived in writing.

                  (e) Validity. This Agreement has been duly executed and delivered by Sandbox and constitutes the legal, valid and binding obligation of Sandbox, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally, and except as enforceability may be subject to general principles of equity, whether applied in a court of equity or at law or by an arbitration panel.

         4. Representations and Warranties of Purchaser. Purchaser represents and warrants to Sandbox, and where so stated, promises as follows:

                  (a) Unregistered Securities. Purchaser understands that the Warrants and the Warrant Shares (the "Securities") have not been registered under the Securities Act of 1933 or any state securities laws (collectively, "Securities Laws") in reliance upon an exemption from registration accorded for nonpublic offerings. Purchaser further recognizes that the Securities may not be sold unless they and the transaction in which they are to be sold has been registered under the Securities Laws or an exemption from registration is available for such sale. Purchaser accepts that the Securities will each bear a legend to that effect. Further, Purchaser recognizes that Sandbox has made no representations as to registration of the Securities under the Securities Laws.

                  (b) Investment Intent. Purchaser is acquiring the Securities for its own account for investment and not with a view to resale or distribution. The Purchaser promises that it will not sell, hypothecate, transfer or otherwise dispose of the Securities, or attempt so to do, unless they have been registered, to the extent applicable, under the Securities Laws or, in the opinion of counsel reasonably acceptable to Sandbox and its counsel, an exemption from registration is available.

                  (c) Negotiation; Access to Information. The terms of Purchaser's purchase of the Securities were established by negotiations between Purchaser and Sandbox 's representative, and in connection therewith, Purchaser was given access to the relevant information it requested concerning Sandbox 's condition and operations, and the opportunity to ask questions of and receive answers from Sandbox 's representatives. Specifically, Purchaser has received and reviewed Sandbox's Business Plan dated June, 1997, financial statement and that Supplement to Business Plan dated August 1, 1997, including the Risk Factors described therein. Purchaser is knowledgeable and experienced in financial and business matters and, on the basis of the information it received concerning Sandbox 's condition and operations, Purchaser is in a position to make an informed investment decision concerning its investment in the Securities and the risks attending such investment. Further, in light of its financial position, Purchaser is able to bear the economic risks of investment in the Securities.

                  (d) Accredited Investor. Purchaser acknowledges that he/she/it is an "accredited investor" as defined in Rule 501 of Regulation D as promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"), and shall submit to Sandbox such further assurances of such status as may be reasonably requested by Sandbox.

                  (e) Legends; Stop Transfer Orders. Purchaser hereby consents and agrees that Sandbox may imprint on any certificate evidencing the Securities an appropriate legend or notification to the effect that such shares are not freely transferable and may be transferred only in compliance with applicable securities laws. Purchaser further consents and agrees that Sandbox may give appropriate "stop order" instructions in this regard to any transfer agent for the Securities.

                  (f) Compliance; Indemnity. Purchaser hereby expressly promises not to offer for sale or sell any of the Securities, or any interest therein, except in compliance with the Securities Act and other applicable securities laws and regulations, including those of the State of Arizona. Purchaser hereby promises to indemnify Sandbox , together with its officers and directors, against any and all liabilities, losses, damages and expenses (including reasonable attorney fees) arising (directly or indirectly) from or in connection with Purchaser's disposition of any of the Securities, or any interest therein, in violation of (or allegedly in violation of) applicable securities laws or regulations, including all such expenses incurred in connection with the defense against any such claim.

                  (g) Delivery of Investment Letter upon Exercise of Warrants. At the request of Sandbox, Purchaser shall deliver upon exercise of the Warrant an investment letter in form and substance substantially to the effect of Sections 4(a)-(f) above.

         5. Conditions to the Obligations of Purchaser. The obligation of Purchaser to execute and deliver the Addendum and receive the Warrants on the Closing Date is, at Purchaser's sole option, subject to satisfaction on or before the Closing Date of the following conditions:

                  (a) Representations and Warranties to Be True. The representations and warranties contained in Section 3 shall be true, complete and correct on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date.

                  (b) Performance. Sandbox shall have performed and complied with all agreements contained herein and required to be performed or complied with by it prior to or at the Closing Date.

                  (c) Proceedings. All corporate and other proceedings to be taken by Sandbox in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in form and substance to Purchaser and its counsel.

         6. Conditions to the Obligations of Sandbox. The obligation of Sandbox to issue the Note and the Warrant on the Closing Date is subject to satisfaction on or before the Closing Date of the following condition:

                  (a) Consents and Waivers Received. Sandbox shall have obtained all necessary consents and waivers from the Investors (as that term is defined in the Investor Rights Agreement) pursuant to Section 2.1 of the Investor Rights Agreement in connection with the issuance of the Warrants, including but not limited to a consent to the treatment of the Warrant Shares and any shares issuable to Purchaser upon conversion of the Note as "Shares" under the Investor Rights Agreement and a waiver of the rights of first offer under the Investor
Rights Agreement by the Investors in connection with the issuance of the Warrants.

         7.       Miscellaneous.

                  (a) Survival. All covenants, representations and warranties made herein shall survive the Closing.

                  (b) Governing Law. This Agreement shall be governed in all respects by the laws of the State of Arizona as applied to agreements entered into and performed entirely in the State of Arizona by residents thereof.

                  (c) Notices. Any notice or other document required or permitted to be given or delivered to Purchaser shall be delivered at, or sent by certified or registered mail to, Purchaser at the address written on the first page of this Agreement, or to such other address as shall have been furnished to Sandbox in writing by Purchaser. Any notice or other document required or permitted to be given or delivered to Sandbox shall be delivered at or sent by registered or certified mail to, Sandbox at 2231 East Camelback Road, Suite 324, Phoenix, AZ 85016, or to such other address as shall have been furnished in writing to Purchaser by Sandbox. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

                  (d) Counterparts. This Agreement may be executed in counterparts, each of which shall be enforceable against the party actually executing the counterpart, and both of which together shall constitute one instrument.

                  (e) Entire Agreement; Amendment. This Agreement constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

         IN WITNESS WHEREOF, Sandbox and the Purchaser have executed this Agreement as of the day and year first above written.

                   [SIGNATURES APPEAR ON THE FOLLOWING PAGES]

                 [SIGNATURE PAGE FOR WARRANT PURCHASE AGREEMENT]

                                        SANDBOX:

                                        SANDBOX ENTERTAINMENT CORPORATION



                                        By:    /s/ Mark Gorchoff
                                               ------------------------------
                                        Title:     CFO
                                               ------------------------------


                                        PURCHASER:

                                        THIRD COAST VENTURE LEASE
                                        PARTNERS I, L.P.

                                        By: Its General Partner, Third Coast
                                            GP-I, L.L.C.


                                            By:    /s/ Miroslav M. Anic
                                                   --------------------------
                                            Title:     Manager
                                                   --------------------------

                                    EXHIBIT I

                                  FIRST WARRANT

                                   EXHIBIT II

                                 SECOND WARRANT

                                   EXHIBIT III

                        SANDBOX ENTERTAINMENT CORPORATION
                             Capitalization Schedule
                              As of August 1, 1997

                          I. AUTHORIZED CAPITALIZATION

Total Common Stock, $.001 par value:                                  10,000,000
Total Series A Convertible Preferred Stock, $.001 par value:           3,500,000
                                                                      ----------

Total                                                                 13,500,000

                                 II. OUTSTANDING

Total Common Outstanding                                                  3,136,429
Total Preferred Outstanding                                               1,981,250
         Total Outstanding                                                                       5,117,679

Total Warrants/Options Outstanding                                                               2,042,916

Total Series A Preferred conversion stock upon conversion of the Series A
         Preferred Stock Convertible Subordinated Promissory Notes(1)                              675,000
                                                                                                 ---------

Total Common Outstanding - Fully Diluted(2)                                                      7,835,595


-----------------------
         1 The "Conversion Price" of this Note will increase from $.80 per share to the price per share at which the Company issues shares of capital stock in a subsequent Equity Financing that provides gross proceeds to the Company of at least $1,500,000 and occurs within 180 days of the issue date of the Note. If the Company does not raise an additional $225,000 (net of any commissions or finders' fees) by certain deadlines, the last of which is September 26, 1997, the "Series A Conversion Price" definition will change from $.80 per share to $.20 per share, which will have the effect of quadrupling the number of conversion shares.

         2 Assumes exercise of all outstanding warrants, options and convertible notes and conversion of all outstanding preferred.